SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On July 31, 2013, Carl C. Icahn and affiliates filed an amendment to the Schedule 13D filed by Mr. Icahn and affiliates on May 13, 2013.  A copy of the amendment to the Schedule 13D is attached as Exhibit A hereto.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOUCMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON AUGUST 2, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION.  A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT.

EXHIBIT A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 16)*

Dell Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

24702R101
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

July 31, 2013
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1.  Security and Issuer

This statement constitutes Amendment No. 16 to the Schedule 13D, relating to the shares of common stock, par value $0.01 per share (the “Shares”), issued by Dell Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2013, as amended by Amendment No. 1, filed with the SEC on May 13, 2013, Amendment No. 2, filed with the SEC on June 18, 2013, Amendment No. 3, filed with the SEC on July 1, 2013, Amendment No. 4, filed with the SEC on July 8, 2013, Amendment No. 5, filed with the SEC on July 8, 2013, Amendment No. 6, filed with the SEC on July 10, 2013, Amendment No. 7, filed with the SEC on July 11, 2013, Amendment No. 8, filed with the SEC on July 11, 2013, Amendment No. 9, filed with the SEC on July 12, 2013, Amendment No. 10, filed with the SEC on July 15, 2013, Amendment No. 11, filed with the SEC on July 17, 2013, and Amendment No. 12, filed with the SEC on July 18, 2013, Amendment No. 13, filed with the SEC on July 23, 2013, Amendment No. 14, filed with the SEC on July 24, 2013, and Amendment No. 15, filed with the SEC on July 29, 2013, to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Schedule 13D.

Item 4.  Purpose of Transaction

Item 4 of the Schedule 13D is hereby amended by adding the following:

On July 31, 2013, the Reporting Persons issued an open letter to stockholders and the Special Committee of the Board of Directors of the Issuer (the “July 31 Letter”). A copy of the July 31 Letter is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 7.  Material to be Filed as Exhibits

Exhibit 1     July 31 Letter

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: July 31, 2013

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp.

By: /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Schedule 13D, Amendment No. 16 – Dell Inc.]

EXHIBIT 1

FOR IMMEDIATE RELEASE

CARL C. ICAHN AND SOUTHEASTERN ASSET MANAGEMENT
ISSUE OPEN LETTER TO STOCKHOLDERS OF DELL AND DELL SPECIAL COMMITTEE

LET THE DESPERATE DELL DEBACLE DIE

New York, New York, July 31, 2013 – Carl C. Icahn and his affiliates and Southeastern Asset Management today issued the following open letter to stockholders of Dell Inc. and the Dell Special Committee.

Dear Fellow Dell Stockholders and Dell Special Committee:

Today we read that the Dell Special Committee will not accept Michael Dell/Silver Lake’s request to amend the stockholder approval requirement previously agreed to by Dell, Michael Dell and Silver Lake. We are pleased to see that the Special Committee heeded our advice.

But now, the Special Committee has proposed to change the record date for the special meeting of stockholders, which would further delay the stockholder vote that was first scheduled for July 18. To that proposal, we say: Enough! The stockholders have spoken – and they do not want to be frozen out by Michael Dell/Silver Lake. Let the vote happen on Friday. Michael Dell has said he is “at peace either way”. We are glad to hear it! It is time to let the proposed freeze-out merger die.

If the Special Committee fails to heed our advice to hold the Special Meeting on Friday and let the stockholders finally vote after six months of uncertainty, and instead, they decide to reset the record date and schedule the Special Meeting for the fourth time, it is imperative, AS WE HAVE REQUESTED FOR MONTHS, that Dell also hold the Annual Meeting on that same day and at the same time.

LET’S MOVE FORWARD TO END THIS UNCERTAINTY

The Dell Board needs to immediately set a record date for the Annual Meeting and announce the date for the Annual Meeting. The current Dell directors have been sitting for over a year. We believe that the Dell Board has a fiduciary obligation to ensure stockholders have the opportunity to make their choice:

Do stockholders want to continue with the incumbent directors who have supported what we believe is an undervalued merger with the company’s founder, largest stockholder and CEO?

OR

Do stockholders want to elect our director nominees who, if elected, will promptly move forward, subject to their fiduciary duties, with a Dell self-tender offer at $14 per share plus warrants and allow stockholders to remain in the company to enjoy the benefits of what we believe will be a resurgent Dell under new management?

By negotiating an undervalued freeze-out merger, pushing relentlessly to have it approved by even going so far as to try to waive one of the most important stockholder protections in the Merger Agreement, and holding an interview with The Wall Street Journal where he espouses his concern for employees and customers, but barely mentions and certainly shows no concern for, his stockholders, Michael Dell has revealed all we need to know. And to be honest, we fear to what end he will go to keep Dell under his control if and when his freeze-out merger is finally allowed to be rejected. Specifically, will he try to purchase additional stock to further increase his 15% position in the company in an attempt to ensure he keeps control of the company at the Annual Meeting? The Dell Board must consider this question seriously and should prevent Michael Dell from buying votes by buying shares. What we view as the ill-effects of Michael Dell’s influence have been broadly felt. Since Michael Dell returned as CEO, the stock has dropped from $24.22, to this morning’s price of $12.46. The freeze-out merger was his idea all along and it has been shown to be an unpopular one. The Board should not aid him by permitting him to increase his influence at Dell.

Again, to be very clear: Take the vote on Friday. Be “at peace” with the outcome. Immediately set the record date for the Annual Meeting and give stockholders the choice they deserve after all these months of uncertainty.

Sincerely,

Carl C. Icahn	O. Mason Hawkins, CFA	G. Staley Cates, CFA
Icahn Enterprises L.P.	Southeastern	Southeastern
	Asset Management, Inc.	Asset Management, Inc.

For assistance in voting your shares, please contact D.F. King & Co., Inc., which is assisting Icahn and Southeastern Asset Management, at 1-800-347-4750 (banks and brokers call 1-212-269-5550) or by e-mail at dell@dfking.com.

NOTICE TO INVESTORS

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN ENTERPRISES, LP, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS NOW SCHEDULED TO BE HELD ON AUGUST 2, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD PARTY TO INCLUDE THEIR INFORMATION IN THIS LETTER.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this letter, and the documents referred to in this letter, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified under the section entitled “Risk Factors” in Dell’s Annual Report on Form 10-K for the year ended February 1, 2013 and under the section entitled “Cautionary Statement Concerning Forward-Looking Information” in Dell’s Definitive Proxy Statement filed with the SEC on May 31, 2013. Such forward-looking statements should therefore be construed in light of such factors, and Icahn and Southeastern are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Icahn Capital LP
Susan Gordon
(212) 702-4309

Southeastern Asset Management
Lee Harper
(901) 818-5240